Acquisition	9 Months Ended
Sep. 30, 2025
Business Combination [Abstract]
Acquisition	Acquisition
Business Combination – WHOW Games
On July 14, 2025 (July 15, 2025 Korea Standard Time), the Company completed its acquisition of WHOW Games GmbH (“WHOW Games”), a social casino developer headquartered in Hamburg, Germany, which is now a direct, wholly-owned subsidiary of DDI-US, for a total cash purchase consideration of €55.0 million (or approximately $64.3 million based on the then exchange rate). Contemporaneously with entering into the definitive agreement, the Company also adopted a twenty-four-month performance-based incentive plan for an additional earn-out payment of up to €10.0 million, payable to the seller, Azerion, at €5.0 million annually, which is contingent upon WHOW Games meeting certain performance targets during each of the first and second year following the closing date.
The following table summarizes the allocation of the purchase consideration to the acquisition-date fair value of the assets acquired and liabilities assumed (in thousands):

Ⅰ. Total purchase consideration	$64,283
Ⅱ. Identifiable Assets and liabilities, net	28,157
Cash and cash equivalents	2,714
Accounts receivable	4,409
Prepaid expenses, and other assets	164
Intangible assets	36,987
Property and equipment	255
Right-of-use assets	1,163
Deferred tax assets	188
Other non-current assets	193
Accounts payable and other payables	(3,930)
Income taxes payable	(2,350)
Current lease liabilities	(1,232)
Other current liabilities	(516)
Deferred tax liabilities	(9,888)
Ⅲ. Goodwill (Ⅰ-Ⅱ)	$36,126
Goodwill represents the excess of the purchase price over the preliminary fair value of identifiable assets acquired and liabilities assumed at the acquisition date and is primarily attributable to the assembled workforce and expected synergies at the time of the acquisition. The allocation of the purchase price is still provisional and subject to change within the measurement period, including potential adjustments to deferred tax balances.